June 2006

Investment Merits

Significant acreage position in the prolific Barnett Shale with favorable lease terms and substantial growth potential.

Significant increases in reserves and production.

Highly experienced Management team & Board.

Full operations team with extensive experience.

Access to rigs and well services to accelerate growth.

Ownership in midstream assets provides diversification and
market access for production.

Management

Jimmy D. Wright, President and Chief Operating Officer

Mr. Wright currently serves as President and Chief Operating Officer and is a Director of the Company. He has previously served as
Chief Executive Officer and Chief Financial Officer of the Company.

From June 2001 to July 2002, Mr. Wright served as Senior Vice President of EnergyClear Operating Corp.

From February 1997 to June 2001, Mr. Wright held various senior management positions with the public company, Midcoast Energy
Resources Inc., (which merged into Enbridge, Inc.). Later, he became Chief Executive Officer of a publicly traded International subsidiary of Enbridge, Inc.

Mr. Wright holds a Bachelor of Science degree in Mechanical Engineering from the University of Memphis .

Douglas G. Manner, Chief Executive Officer

Mr. Manner is currently Chief Executive Officer for the Company and serves as a Director on the Board. He previously served as the
Company’s Chief Operating Officer.

Previously, Mr. Manner was Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC.

Prior to Kosmos Energy, Mr. Manner served as President and Chief Operating Officer of White Stone Energy and is currently a
Director.

Mr. Manner has more than 25 years of experience in the oil and natural gas industry, including 15 years at Ryder Scott Petroleum, where he held the position of Senior Vice President.

Mr. Manner served as Chairman and Chief Executive Officer of Mission Resources (NASDAQ:MSSN), and he previously served as
Chief Executive Officer and President of Bellwether Exploration, one of Mission's predecessor companies, from June 2000 until May
2001.

Mr. Manner holds a Bachelor of Science Degree in Mechanical Engineering from Rice University. He is a professional engineer certified by the Texas Board of Professional Engineers and is a member of the Society of Petroleum Engineers.

Sean J. Austin, Vice President and Chief Financial Officer

Mr. Austin currently serves as Vice President and Chief Financial Officer. He previously served as the Company’s Controller.

He spent 23 years with Amerada Hess (NYSE: AHC) holding senior management positions in the company’s New York and Houston offices.

From 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Amerada
Hess in Houston.

From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office.

Mr. Austin brings in-depth knowledge of mergers and acquisitions, internal financial controls and processes, Sarbanes Oxley compliance, cost management and other important upstream financial skills to the Company.

Prior to joining HESS, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy.

He holds a Bachelors degree in Business Administration from the University of Notre Dame and a Master of Business Administration
degree from the Amos Tuck School of Business at Dartmouth College.

Board of Directors

Keith D. Spickelmier, Chairman of the Board

Mr. Spickelmier has served as a Director of the Company since May 2002.

He also served as President, Treasurer & Secretary of the Company from May 2002 until February 2004.

Mr. Spickelmier  served as an attorney in the capacities of Counsel and consultant to the law firm of Haynes and Boone, LLP from April 2001 through July 2003.

Prior to that, Mr. Spickelmier was a partner with the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since 1993.

He has an undergraduate degree from the University of Nebraska at Kearney and a Law degree from the University of Houston .

John T. Raymond, Director

Mr. Raymond has more than 13 years of executive leadership experience in the oil and natural gas industry.

Since December 2004, Mr. Raymond has served as both a Director and Chief Executive Officer of Vulcan Energy Corporation.

Mr. Raymond has served as a Director of Plains All American (NYSE:PAA) since June 2001.

Prior to his position at Vulcan, Mr. Raymond was President and Chief Executive Officer of Plains Resources, Inc.

In addition, Mr.. Raymond further served as President and Chief Operating Officer of Plains Exploration and Production (NYSE:PXP).

From 1992 to 1998, Mr. Raymond was a Vice President with Howard Weil Labouisse Friedrichs, Inc.

He earned his Bachelor of Science degree in Management from the Tulane University AB Freeman School of Business.

Herbert C. Williamson, III, Director

Mr. Williamson has more than 30 years of experience in the oil and gas industry and investment banking business.

Most recently, he served as Director and Chairman of the special committee of Pure Resources in connection with the tender offer made by
Unocal (NYSE:UCL).

Prior to Pure Resources, Mr. Williamson served as Director and Chief Financial Officer of Merlon Petroleum Company.

Mr. Williamson also served as Vice Chairman and Executive Vice President for Parker & Parsley Petroleum Company.

As an investment banker, Mr. Williamson held executive positions with Petrie Parkman & Co., Credit Suisse First Boston, Lehman Brothers and
Jones, Loyd & Webster Inc.

He earned a Bachelor of Arts degree from Ohio Wesleyan University and a Master of Business Administration degree  from Harvard University.

Craig S. Glick, Director

Mr. Glick is currently a Partner at Kosmos Energy, LLC, a private international oil exploration company focused on offshore West Africa.

From 1999 to 2003, Mr. Glick was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company.

During the period from 1994  to 1999, he was General Counsel and Chief Financial Officer of Gulf Canada.

In 1994, Mr. Glick was in charge of acquisitions for Torch Energy.

He began his career as an attorney with Vinson & Elkins, LLP in the Business Transactions Practice where he made Partner in 1993.

Mr. Glick obtained his Juris Doctor degree from The University of Texas School of Law in 1985.

History of Westside

Westside Energy Corp. is a Barnett Shale focused company based in Houston, TX.

The Company is primarily engaged in the acquisition, exploration, development and production of oil, gas and natural gas liquids.

2004

2005

6/20/2005:  AMEX
lists shares of
Westside Energy
Corp. under the
ticker “WHT.”

5/4/2005:  Addition of
Sean Austin, Vice
President and
Controller.

11/8/2004:
$18.5 million
equity offering.

2/26/2004 –
Westside Energy
Corporation
restructured to
focus on Barnett
Shale.

3/31/2005: Appointed Doug
Manner, John Raymond &
Herbert Williamson, III to
the Board of Directors.

2006

12/8/2005: Doug
Manner named
Chief Operating
Officer.

1/09/2006 - Raised
$9.5 million via private
placement of equity.

3/15/2006: Closed
EBS acquisition and
$45 million Credit
Facility.

1/24/2006: Appointed
Craig Glick to the
Board of Directors.

Capital Structure

Liquidity:

Debt: $45 Million, Three Year, Advancing Term Credit Facility

Up to $9.5 million may be used for EBS acquisition closing costs, approved drilling and pipeline expansion.

Up to $35.5 million may be available at later dates for additional exploitation of proved developed non-producing reserves, additional lender-approved drilling of new wells, lease acquisitions, pipeline expansion, seismic expenses and overhead costs.

Up to $7.5 million may be used for the cash portion of an earn-out agreement entered into as part of the EBS transaction.

Up to $1.5 million may be used in certain circumstances to cover company overhead expenses.

$5.3 million borrowed to date.

($ millions)

Cash

$6.2

Marketable Securities

0.5

Total

$6.7

Capital Structure (Cont’d.)

Equity:

Preferred Stock:

$0.01 par value.

10 million shares authorized.

None issued and outstanding.

Common Stock:

$0.01 par value.

50 million shares authorized.

21,146,608 1 shares issued and outstanding.

Includes 3,278,000 shares sold in January 2006 private placement resulting in gross proceeds of $10.3 million ($9.5 million after offering expenses).

Common Stock Warrants Outstanding:

1.

Excludes shares which may be issued for non-cash portion of the EBS earn-out agreement and performance bonus shares for two company officers.

Exercisable

$0.50

$2.00

$2.50

2.8

3.4

0.1

Exercise

Price

Number of

Warrants

Remaining

Life

Number of

Shares

620,000

300,000

305,000

1,225,000

620,000

300,000

305,000

1,225,000

Operations Update

  3,200

     250

Net Production (Mcfe/d) 2

      14

         1

Personnel Count

        2

         -

Rigs under Contract

      4.1

       0.1

Proved Reserves (Bcfe) 3

65,989

15,450

Acres (net)

2004 (1)

April  2006

1.

As of 11/30/2004, WHT only.

2.

Per operational update as of 3/30/2006.

3.

Reserve data as of 1/1/2006.  Reserve Report was prepared by LaRoche Petroleum Consultants, Ltd.

2006 Activity

6/1/06 Status

Activity

27%

Arthur Little #1

Recompletions

20%

Lindley #1 (Forestburg Lime)

Near Term Plans

Flowing Back

73%

Elam #1

3-4 Vertical Wells (July – Sept)

2 Horizontal Wells (July – Sept)

Drilling:

42%

Hawk-Little #1

47%

Smith #1

56%

Christian #1

2005 Drilling – Waiting on Completion

100%

Lucille Pruett #4

2006 Drilling – Waiting on Completion

Nunneley #1

Whittington #1

Williams #1

Lucille Pruett #3

Flowing Back

52%

Flowing Back

49%

Flowing Back

56%

Producing

100%

Drilled And Completed Vertical Wells

WHT

Working Interest

Capital Budget - $19MM - 2006

$19

Additional working interests

     1

Developed Acreage

Protection Acreage

    2

Undeveloped Acreage

Pipeline construction –

  Montague Co.

    2

Pipeline

Completion of four wells drilled

  in ’05

     1

Refrac/ Recomplete

9 -11 gross / 5 - 6 net vertical

4 - 5 gross /  2 - 3 net horizontal

13-16 gross / 7 - 9 net wells

$13

Drilling & Completion

Commentary

Budget ($MM)

Activity

Business Strategy

Focus on the Barnett Shale.

Acquire additional acreage at favorable terms.

Acquire 3D seismic over acreage lacking sufficient well control.

Evaluate joint ventures for development activities.

Explore with vertical wells – develop with higher-producing
horizontal wells.

Capitalize on operating capabilities.

Combined Operations Overview

Approximately 65,9891 net acres.

Approximately 470 potential well sites 2.

Attractive lease terms

Numerous drilling locations in close
proximity to existing pipeline
infrastructure.

Focused on lower-risk drilling in areas
with established wells with a history of
long life production and reserves.

3-D seismic over approximately 2,500
acres in Hill County.

1.

Some acreage participation rights are subject to joint operating agreements.

2.

Based on the assumption that 50% of net acreage is drillable (average 70 acre spacing).

WHT Leasehold

CLAY

MONTAGUE

COOKE

JACK

WISE

DENTON

PALO PINTO

PARKER

TARRANT

COMANCHE

HOOD

JOHNSON

ELLIS

HILL

CORYELL

ERATH

HAMILTON

LAMPASAS

MILLS

BOSQUE

SOMMERVILLE

EBS Acquisition

North Program

SE Program

SW Program

Westside Energy Corporation

Acreage Holdings

County

Gross
Acres

Weighted Average
Remaining Term

HBP

Net Acres

* Certain leases in the North Program have drilling commitments, which if not met, could result in the loss of undrilled acreage.

Montague

Cooke

Denton

Wise

NORTH

Ellis

Hill

Hill/Ellis

SOUTHEAST

Comanche

Hamilton

Mills

Coryell

Lampasas

SOUTHWEST

Shelby

41%

94%

100%

100%

-%

-%

-%

-%

-%

-%

-%

-%

100%

2.3 years*

1.8 years*

HBP

HBP

2.1 years

3.4 years

3.4 years

8.6 years

8.3 years

8.6 years

8.6 years

8.6 years

HBP

TOTAL

         589

2,992

379

258

4,218

1,625

6,699

1,305

9,629

4,412

22,665

23,958

679

167

51,881

261

65,989

4,492

1,302

518

2,465

8,777

2,035

7,759

2,045

11,839

4,412

22,776

23,958

679

167

51,992

1,317

73,925

COOKE
MONTAGUE
JACK
WISE
DENTON

Westside Energy Corporation

North Program

Multiple pay zones.

Proven production.

Mature infrastructure.

Vertical & horizontal prospects.

1,000+ ft Barnett thickness.

4,218 net acres 1.

36 producing wells.

Approximately 40 – 60 drilling locations 2.

WHT Leasehold

Acquired EBS Leasehold

1.

Subject to joint operating agreements.

2.

Assumes between 60% - 80% productive acres and 60 – 100 acre spacing.

Southeast Program

400+ ft shale thickness.

3-D over 4.3 square miles.

Offset well control.

Proven horizontal production area.

9,629 net acres.

1 WHT location permitted.

Approximately 40 – 125 drilling locations 2.

1.

Source: Texas Railroad Commission.

2.

Assumes between 50% - 80% productive acres and 60 – 120 acre spacing.

WHT Leasehold

JOHNSON

ELLIS

HILL

3-D Seismic

Third Party Success in the Southeast Area

EOG has recently reported discovery of a well producing 7.7
million cubic feet per day in Johnson County.  Additionally, two other wells in the County are producing at initial rates of 7.5 &
6.1 million cubic feet per day. ~ Press release from EOG

Offset Producers & Results

1

Chesapeake

Devon

EOG

JW-Operating

Chief (Devon)

Encana

Averages of 26 producing Horizontal wells in the program area

Peak Rate (MCFE)

104,197

Peak Daily (MCFE/D)

3,473

First Full 3mo. Avg. (MCFE/D)

2,852

Year 1 Decline

60.1%

Southwest Program

Long-term leases (over 9 years).

Proven production in multiple pay
zones.

130 - 220 ft thick Barnett Shale.

Vertical & horizontal prospects.

51,881 net acres.

Approximately 175 – 390 drilling
locations 2.

2006 Budget includes a vertical well
test.

WHT Leasehold

COMANCHE

CORYELL

HAMILTON

LAMPASAS

MILLS

ERATH

1.

Source: Texas Railroad Commission.

2.

Assumes between 40% - 60% productive acres and 80 – 120 acre spacing.

Third Party Activity in the Southwest Area

“During 2005, many of the majors leased,
partnered or merged their way into the Nation’s
hottest natural gas play.” ~ StarTelegram 1/1/2006

EOG, Infinity & Terax have lease positions and
have begun to drill around Erath County.  They
have been joined to the south by a big-time
neighbor, Marathon Oil, which in late 2005 began
leasing in Hamilton County. ~ Texas Railroad
Commission

Recent Wells Permitted

1

(wells permitted from 6/1/2005 to present)

Wells

Horizontal

Vertical

County

Marathon

6

6

-

Hamilton

Quicksilver

3

1

2

Hamilton

Infinity

5

2

3

Comanche

COOKE
MONTAGUE
JACK
WISE
DENTON

Westside Energy Corporation

WHT’s owns a 1/6th interest in a
pipeline (20 MMcf/d capacity) that
is located in the North Program
area of WHT’s Barnett Shale
acreage.   WHT is actively
developing its North Program
acreage.

WHT, as a pipeline owner,
receives a $0.40/Mcf tariff
discount.

Due to increased activity in the
Barnett Shale, it is anticipated that
the pipeline’s service area will be
expanded at a cost of $2.0 million
in 2006, net to WHT.

Pipeline

Acquired EBS Leasehold

WHT Leasehold

Acquired EBS Pipeline

Westside Energy
Corporation

Westside Energy
Corporation

Components of Value

Westside has assembled all of the pieces necessary in order to create significant value per share for the shareholders.

Westside is just now beginning to realize the production potential of its acreage position but trades at a significant discount to peers with established production history.

As the Company realizes its full potential, continued drilling success will translate into substantial increases in operating cash flow, reserves & production per share.

Access to Rigs &

Well Services

Highly

Experienced

Management

Team & Board

Significant

Acreage Position

in the Prolific

Barnett Shale

Full Operations

Team with

Extensive

Experience

Ownership in

Midstream

Assets

$8.4 Million in

Liquidity & Proven

Access to Capital

Markets

Access to Rigs &

Well Services

Access to Rigs &

Well Services

Highly

Experienced

Management

Team & Board

Significant

Acreage Position

in the Prolific

Barnett Shale

Full Operations

Team with

Extensive

Experience

Ownership in

Midstream

Assets

$6.7 Million in

Liquidity, $45 Million

Credit Facility & Proven

Markets

Access to Capital

4400 Post Oak Parkway, Suite 2530
Houston, TX 77027
Phone: 713-979-2660
Fax: 713-979-2665
www.westsideenergy.com
Ticker Symbol: WHT